UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2025

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principal Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 12, 2025, the stockholders voted to approve the Jack Henry & Associates, Inc. 2025 Equity Incentive Plan (the “Plan”). The Plan had previously been approved by the Board of Directors and replaces the prior equity plan which expired in 2025. The Plan provides a framework for equity incentive awards to employees and non-employee directors of the Company. A description of the material terms of the Plan is set forth in Proposal 3 of the Company’s definitive Proxy Statement filed with the SEC on October 2, 2025 (the “Proxy”) and is incorporated herein by reference. The description of the Plan set forth in the Proxy is only a summary of the Plan and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.81 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)The Annual Meeting Stockholders (the, “Annual Meeting”) of Jack Henry & Associates, Inc. (the “Company”) was held on November 12, 2025.
(b)The Company’s stockholders elected all of the Company’s nominees for director, and voted on other matters, with final voting results as follows:
(1) Elected the following directors to hold office for one-year terms ending at the 2026 annual meeting of stockholders or until their successors are elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
D. Foss	59,366,281	1,968,485	99,978	4,615,816
M. Flanigan	58,640,785	2,678,807	115,152	4,615,816
T. Wilson	58,179,396	3,146,096	109,252	4,615,816
T. Wimsett	59,040,109	2,293,832	100,803	4,615,816
S. Miyashiro	60,463,627	870,258	100,859	4,615,816
W. Brown	60,801,923	534,753	98,068	4,615,816
C. Campbell	56,994,102	4,333,417	107,225	4,615,816
T. LoCascio	60,465,894	874,011	94,839	4,615,816
L. Nelson	60,487,075	784,827	162,842	4,615,816
G. Adelson	60,285,570	1,060,278	88,896	4,615,816
(2) Approved by a non-binding advisory vote, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
55,762,575	5,425,721	246,448	4,615,816
(3) Approved the Company’s 2025 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
56,447,674	4,754,360	246,448	4,615,816
(4) Ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2026:

For	Against	Abstain	Broker Non-Votes
65,575,150	402,693	72,717	—

(5) Rejected the stockholder proposal titled: “Improved Shareholder Ability to Call for a Special Shareholder Meeting”:

For	Against	Abstain	Broker Non-Votes
29,898,458	31,423,388	112,898	4,615,816

Item 9.01 Financial Statements and Exhibits.
Exhibits
Exhibit No.     Description
10.81        Jack Henry & Associates, Inc. 2025 Equity Incentive Plan
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	November 14, 2025	/s/ Mimi L. Carsley
Mimi L. Carsley
Chief Financial Officer and Treasurer